UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2008

_________________

IRWIN FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

INDIANA (State or other jurisdiction of incorporation)	0-6835 (Commission File Number)	35-1286807 (I.R.S. Employer Identification No.)

500 Washington Street

Columbus, Indiana 47201

(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (812) 376-1909

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

     On February 5, 2008, the Board of Directors (the "Board") of Irwin Financial Corporation (the "Corporation") approved Amendment Number One to the Irwin Financial Corporation Amended and Restated 2001 Stock Plan (the "Plan"). The Plan was amended to replace the Plan provisions relating to awards of phantom stock units with new provisions authorizing the grant of, and providing the terms and conditions for grants of, awards of restricted stock units.

A copy of  Amendment Number One to the Plan is attached as Exhibit 10.1.

     The Board approved the recommendation of the Compensation Committee (the "Committee") to award 7,660 Restricted Stock Units under Amendment Number One to Joseph LaLeggia, President of Irwin Commercial Finance Corporation, our indirect subsidiary. The Board also approved awards of performance-based restricted stock and options to other named executive officers, as well as awards of performance-based restricted stock and options to other members of senior management consistent with terms previously disclosed. The Board approved awards of restricted stock units to other members of senior management under Amendment Number One.

     The form of agreement governing the performance-based restricted stock unit awards provides for a three-year vesting measurement period commencing on January 1st of the year in which the awards were made. The award units will vest (and the restrictions with respect to such units will lapse), if at all, based on the Corporation's average bonus payout level relative to target performance under the Irwin Financial Corporation Short-Term Incentive Plan (the "STIP") during the three years of the vesting measurement period, as certified by the Committee as soon as practicable following the period's expiration. The restrictions on any vested award units do not lapse until this certification is made by the Committee. Units that do not vest will automatically be deemed forfeited and returned to the Corporation.

A copy of the form of agreement governing the performance-based restricted stock unit awards is attached as Exhibit 10.2.

          ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     d.) Exhibits

Exhibit No.	Description
10.1	Amendment Number One to the Irwin Financial Corporation Amended and Restated 2001 Stock Plan
10.2	Form of agreement governing the performance-based restricted stock unit awards

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRWIN FINANCIAL CORPORATION (Registrant)

Date: February 11, 2008	By: /s/ Jody A. Littrell __________________________________________
JODY A. LITTRELL First Vice President and Controller

 EXHIBIT INDEX
Exhibit No.	Description
10.1	Amendment Number One to the Irwin Financial Corporation Amended and Restated 2001 Stock Plan
10.2	Form of agreement governing the performance-based restricted stock unit awards